BUILDERS FIXED INCOME FUND, INC.
Supplement dated July 3, 2007 to the
Prospectus dated April 30, 2007

The following replaces the introductory sentences in the Prospectus sections “ProLoan Program” on page 3 and “Description of the ProLoan Program” on page 8:

The ProLoan program is a coordinated effort involving home builders, mortgage lenders and organized building trade unions.  The Fund contracts with banks and other mortgage lenders to offer ProLoan mortgage loans for single and multi-family homes and other commercial, residential properties that are substantially union-built and newly constructed or substantially renovated.  The Fund’s manager, Capital Mortgage Management, Inc. (the “Manager”), coordinates with home builders and local building trade unions to ensure that properties are built using trained union labor and, thus, are eligible to be included in the ProLoan program.

The following replaces the third paragraph of the Prospectus section “Pricing of Fund Shares” on page 17:

On a forward commitment basis, the Fund commits to acquire ProLoan mortgage-backed securities up to six months after they have been securitized and guaranteed by a government-sponsored entity such as FNMA.  This “pipeline” of ProLoan mortgage commitments typically is valued at a fair value that is the equivalent of the six-month forward price of a FNMA mortgage-backed security.   A fair value for the pipeline is determined by the independent fund accounting agent in good faith pursuant to valuation procedures approved by the Board of Directors.  The Manager, in consultation with the Subadviser, is responsible for reviewing pipeline valuations and determining whether adjustments are appropriate based on any material change in value arising from facts and circumstances particular to the Fund’s ProLoan mortgage commitments.  The Board of Directors monitors the Fund’s valuation procedures on a regular basis and may, without notice to shareholders, revise the procedures as necessary to approximate fair value.

Please retain this Supplement with your Prospectus for future reference.